SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



               DATE OF EARLIEST REPORTED EVENT - JANUARY 23, 2003



                             TAMBORIL CIGAR COMPANY
             (Exact name of Registrant as specified in its charter)



              DELAWARE                000-22573        65-0774638
   (State or other jurisdiction of   (Commission      (IRS Employer
           incorporation)            File Number)   Identification Number)



                        1407 North Fort Harrison, Suite F
                            Clearwater, Florida 33755
                    (Address of principal executive offices)



                                 (727) 469-8691
              (Registrant's telephone number, including area code)



                                 (727) 469-8603
                (Issuer's facsimile number, including area code)



                         111 S.W. 3rd Street, Suite 701
                              Miami, Florida 33130
          (Former name or former address, if changed since last report)

                           FORWARD LOOKING STATEMENTS

       This Current Report on Form 8-K and the reports that we file with the Securities and Exchange Commission (the "SEC"), contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Current Report. An investment in our company involves numerous risks and uncertainties, including those described in this Current Report. Additional risks will be disclosed in our future SEC filings.

                             BACKGROUND INFORMATION

       Our company was incorporated in Washington on May 24, 1937 as Idaho Leadville Mines Co. While available public records indicate that we engaged in the mining business at various times in the past, we were inactive during the five-year period ended October 1996. In October 1996, we acquired 100% of the issued and outstanding stock of Tamboril Cigar International in a business combination transaction that was structured as a reverse takeover. In connection with the business combination, we changed our name to Tamboril Cigar Company and changed our state of incorporation from Washington to Delaware. After the reverse takeover, our primary business was manufacturing, importing and marketing premium cigars that we sold under our proprietary brand names "Tamboril," "Cordova" and "Fore."

       On May 15, 1997, we filed a registration statement on Form 10-SB to register our Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act"). Our Form 10-SB became effective on August 21, 1997 and we have been subject to the reporting requirements of the Exchange Act since that date.

       On September 22, 1997, Infinity Emerging Opportunities Limited, Summit Capital Limited and Glacier Capital Limited (the "Infinity Parties") purchased 56,000 shares of our $50 stated value Series B Convertible Preferred Stock (the "Preferred Stock") and $200,000 of our 8% Convertible Debentures (the "Debentures") for $3,000,000. The Preferred Stock and Debentures were convertible into shares of our $.0001 par value Common Stock (the "Common Stock") at a price equal to the lesser of $4.71 per share, or 77.5% of the average closing bid price of our Common Stock for the five trading days immediately preceding a conversion date. On January 9, 1998, we filed a Form SB-2 Registration Statement under the Securities Act of 1933 (the "Securities Act") to register the resale of the Common Stock issuable upon conversion of the Preferred Stock and Debentures. The SEC issued an order of effectiveness for this registration statement on January 28, 1998. Our Form 10-QSB for the nine-months ended September 30, 1998 reported that the Infinity Parties converted:

o 1,320 shares of Preferred Stock into 25,563 shares of Common Stock in February 1998;

o 1,560 shares of Preferred Stock into 47,133 shares of Common Stock in April 1998; and

o 19,893 shares of Preferred Stock into 7,380,042 shares of Common Stock in August 1998.

       At September 30, 1998, the Infinity Parties owned approximately 55% of our outstanding Common Stock.

       We encountered significant difficulties in our cigar production and distribution business when the principal U.S. distributor of our products failed to perform under various agreements with our company. For the nine months ended September 30, 1998, our net sales were only $309,906, as compared with $4,403,640 for the comparable nine months of 1997. We ultimately decided to terminate our cigar manufacturing operations in January of 1999. Subsequently, our senior management team was terminated for mismanagement and replaced by Alan
L. Goldberg, a corporate workout specialist employed by Crisis Management, Inc. In July 1999, we moved our principal executive office to the offices of Crisis Management.

Chapter 11 Bankruptcy

       On April 11, 2000, our company and two of our subsidiaries filed voluntary Chapter 11 petitions in the U.S. Bankruptcy Court for the Southern District of Florida (Cases 00-13040-BKC-AJC through 00-13042-BKC-AJC). We filed our Amended Plan of Reorganization (the "Amended Plan") and the associated Disclosure Statement with the Bankruptcy Court on August 9, 2000. Each class of debt and equity interests that was entitled to vote approved our Amended Plan. On December 7, 2000, the Bankruptcy Court entered an order that confirmed our Amended Plan (the "Confirmation Order").

       As reported in our Current Report on Form 8-K dated December 22, 2000, our Amended Plan and the Confirmation Order also provided for the filing of an Amended and Restated Certificate of Incorporation that:

o Increased our authorized capital to 400 million shares of $.0001 par value common stock and 100 million shares of $.0001 par value preferred stock;

o      Granted proportional voting rights to the holders of the Preferred Stock;
       and

o      Prohibited the issuance of non-voting equity securities in the future.

       Our Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 13, 2001. Thereafter, our Amended Plan was implemented in due course. We have not engaged in any substantive business operations since the effective date of our Amended Plan.

Delinquent SEC Reports

       We filed our required quarterly and annual Exchange Act reports for all periods through and including the nine months ended September 30, 1998. On August 17, 1999, we filed a Current Report on Form 8-K to report the relocation of our principal business office to the office of Crisis Management. On December 22, 2000, we filed a Current Report on Form 8-K to disclose the Confirmation Order. Before, during and after our bankruptcy, we failed to file a number of required Exchange Act reports, including:

o Annual Reports on Form 10-KSB for the years ended December 31, 1998, 1999, 2000 and 2001;

o Quarterly Reports on Form 10-QSB for the three-months ended March 31, 1999, 2000, 2001 and 2002;

o Quarterly Reports on Form 10-QSB for the three- and six-month periods ended June 30, 1999, 2000, 2001 and 2002; and

o Quarterly Reports on Form 10-QSB for the three- and nine-month periods ended September 30, 1999, 2000, 2001 and 2002.

       In an effort to cure our company's SEC reporting deficiencies, our board of directors intends to retain a qualified firm of independent certified public accountants to audit our historical financial statements for the periods required by SEC rules. Thereafter, our board of directors intends to file all or a portion of our delinquent Exchange Act reports. There is no assurance that we will be able to provide financial statements for all of the periods specified above, but we believe we will be able to file complete information, including audited year-end financial statements, for all interim and annual periods between the effective date of the Confirmation Order and the date of this Current Report on Form 8-K.

Post-bankruptcy Operations

       We failed to pay our Delaware franchise taxes for the year 2000. As a result, the Secretary of State of the State of Delaware revoked our Certificate of Incorporation on March 1, 2002.

       In December of 2002, the Infinity Parties sold 7,380,042 shares of our Common Stock, 33,227 shares of our Preferred Stock and $200,000 of our Debentures to Ashley Bolt & Co. Limited ("Ashley Bolt") for a nominal consideration.

       Alan L. Goldberg, who served as our sole officer and director during the pendancy of our bankruptcy and the implementation of our Amended Plan resigned effective December 31, 2002.

       We have approximately $63,700 in cash and no other material assets or liabilities at the date of this Current Report on Form 8-K. Our available cash resources will be used to pay the cost of preparing financial statements for the periods required by SEC rules, preparing our delinquent Exchange Act reports, developing a restructuring plan for our company and implementing our proposed plan of operations. There is no assurance that our available cash resources will be sufficient to pay the costs associated with our contemplated future activities.

ITEM 1.
CHANGES IN CONTROL OF REGISTRANT

       On January 23, 2003, Sally A. Fonner of Dunedin, Florida and John L. Petersen of Barbereche, Switzerland (collectively the "Purchasers") purchased the following securities from Ashley Bolt:

o      4,400,000 shares of our Common Stock;

o      33,227 shares of our Preferred Stock; and

o      $200,000 of our Debentures.

       The purchase price for these securities was $100 in cash. Ashley Bolt also gave Ms. Fonner and Mr. Petersen a proxy to vote 2,980,042 shares of our Common Stock that it retained for investment. The proxy was irrevocable until the earlier of (i) the delivery of certificates for the shares of Common Stock issuable upon conversion of the Preferred Stock and Debentures, or (ii) six months from the date of the purchase agreement.

       According to Continental Stock Transfer & Trust Company, the transfer agent for our Common Stock, 13,356,640 shares of our Common Stock were issued and outstanding on the date of the purchase agreement. Since our Amended Plan granted voting rights of the holders of Preferred Stock, a total of 13,389,867 voting shares were issued and outstanding on the date of the purchase transaction. Therefore, the voting power obtained by Ms. Fonner and Mr. Petersen represented approximately 55.4% of the total voting power held by all our stockholders and the transaction resulted in a change in control. On January 23, 2003, Ms. Fonner and Mr. Petersen filed a statement on Schedule 13D to report their acquisition of a controlling interest in our company.

Election of Directors

       Our company did not have any officers or directors on January 23, 2003. Since Rule 13d-1(e)(2) prohibits the exercise of certain voting rights until the expiration of the tenth day after the filing of a statement on Schedule 13D, Ms. Fonner and Mr. Petersen took no action until February 3, 2003, when they signed written consents pursuant to Section 211(b) of the General Corporation Law of Delaware for the sole purpose of electing themselves to serve as members of our board of directors until the next annual meeting of our stockholders. A meeting of the newly elected board of directors was convened immediately thereafter. At this meeting, the newly elected board voted to:

o Appoint Ms. Fonner chief executive officer and Mr. Petersen chief financial officer of our company

o Pay our delinquent Delaware franchise taxes and revive our Certificate of Incorporation in accordance with Section 312 of the General Corporation Law of Delaware;

o Approve the conversion of the Preferred Stock and Debentures into Common Stock in accordance with our Amended Plan and the Confirmation Order;

o Authorize our officers to negotiate a relationship with a qualified firm of independent certified public accountants to audit our historical financial statements for the periods required by SEC rules;

o Authorize our officers to prepare and file our delinquent Exchange Act reports;

o Authorize the development of a plan to restructure our company as a "public shell" that will endeavor to implement a business combination with a privately held company that wants to be publicly held; and

o Approve arrangements to compensate Ms. Fonner, Mr. Petersen and their respective employees and affiliates for future services to our company.

       In connection with the appointment of Ms. Fonner as our chief executive officer, we moved our principal executive office to the offices of Stirling Corporate Services, LLC ("Stirling"), which are located at 1407 North Fort Harrison, Unit F, Clearwater, Florida 33755 [telephone (727) 469-8691]. Ms. Fonner is a principal stockholder of Stirling and serves as its' president.

Revival of Corporate Charter

       We paid our delinquent Delaware franchise taxes and filed a Certificate of Revival and Restoration of our Certificate of Incorporation with the Secretary of State of the State of Delaware on February 3, 2003. At the date of this Current Report on Form 8-K, our company is duly incorporated and in good standing under the laws of the State of Delaware.

Documentation of Conversions

       The Amended Plan included as an Exhibit to our Current Report on Form 8-K dated December 22, 2000 provided that the Infinity Parties would be entitled to:

o Convert the Preferred Stock into Common Stock in accordance with the terms of our Certificate of Designation of Series B Preferred Stock; and

o Convert the Debentures into Common Stock in accordance with the terms of the Debentures.

       Similarly, paragraph 47 of the Confirmation Order provided:

           "In accordance with section 1142 of the Bankruptcy Code, upon entry of this Confirmation Order (and subject to the occurrence of the Effective Date), the Debtors, acting by and through their officers, employees and agents, shall be authorized, without any requirement of further action by the stockholders or directors of the Debtors, to take any and all actions necessary or appropriate to implement the Plan, including, without limitation, (i) the filing by the Debtors of the Tamboril Charter, as amended and (ii) the adoption of the Amended Bylaws for Tamboril, heretofore filed with the Court. On the Effective Date, or as soon thereafter as practicable, the Debtors shall file the Tamboril Charter with the Secretary of State of the State of Delaware. On the Effective Date, the matters provided under the Plan involving the capital and corporate structures and governance of the Debtors, including, without limitation, the mergers and dissolutions effectuated pursuant to the Plan, shall be deemed to have occurred and shall be in effect from and after the Effective Date without any requirement of further action by the stockholders or directors of the Debtors. In accordance with section 1142 of the Bankruptcy Code and the Plan, on the Effective Date, Tamboril is authorized to issue the additional Common Stock to each of the Infinity Parties under the terms of the Debentures and the Certificate of Designations of Series B Preferred Stock as contemplated by the Plan."

       On January 29, 2003, Ms. Fonner and Mr. Petersen forwarded duly executed Notices of Conversion to our transfer agent. These Notices of Conversion advised the transfer agent that Ms. Fonner and Mr. Petersen intended to exercise their conversion rights with respect to 33,227 shares of our Preferred Stock and $200,000 of Debentures. Since we did not have any directors or officers on that date, the transfer agent held the Notices of Conversion in suspense until Ms. Fonner and Mr. Petersen, acting as newly elected directors of our company, approved the stock issuances on February 3, 2003.

       While the original constituent instruments provided that the conversion value of the Preferred Stock and the Debentures would include the stated value of the Preferred Stock, the original principal amount of the Debentures and all accrued dividends, interest and penalties, Ms. Fonner and Mr. Petersen waived all accrued dividends, interest and penalties, and agreed to use the original stated value of the Preferred Stock and the original principal amount of the Debentures for all conversion calculations. Therefore, the conversion value of the Preferred Stock was fixed at $1,661,350 and the conversion value of the Debentures was fixed at $200,000.

       Similarly, while the original constituent instruments and the Confirmation Order would have fixed the conversion price of our Common Stock at 77.5% of the average closing "bid" price for the five trading days ended February 14, 2001, Ms. Fonner and Mr. Petersen elected to use 100% of the average closing "asked" price as the basis for the conversion calculations. Therefore, the conversion price of the Common Stock was fixed at $.05 per share, instead of the $.003565 per share price that would have resulted from the use of the original formula.

       After giving effect to the foregoing adjustments, 33,227,000 shares of Common Stock were issuable upon conversion of the Preferred Stock and 4,000,000 shares of Common Stock were issuable upon conversion of the Debentures. On February 4, 2003, our transfer agent issued certificates for 18,613,500 shares of Common Stock to each of Ms. Fonner and Mr. Petersen. Immediately thereafter, the proxy granted by Ashley Bolt was revoked.

Security ownership of certain
Beneficial owners and management

       We have 50,583,640 shares of Common Stock and no shares of Preferred Stock outstanding on the date of this Current Report. There are no outstanding Debentures, debt securities, warrants, options, contracts or other instruments that obligate our company to issue any additional equity securities in the future. The following table presents certain information regarding the beneficial ownership of our Common Stock by (i) each person known to own more than 5% of such securities, (ii) each of our directors, and (iii) all directors and officers as a group.

           Name of                                                          Number of                  Percent
      Beneficial Owner                                                     Shares Owned               of Class

Sally Fonner (1)(4)                                                         20,813,500                  41.15%
John Petersen (2)(4)                                                        20,813,500                  41.15%
Ashley Bolt & Co. Limited (3)                                                2,980,042                   5.89%
All officers & directors as a group (2 persons)                             41,627,000                  82.29%
                                                                            ----------                 -------
       Total shares issued and outstanding                                  50,583,640                 100.00%
                                                                            ==========                 =======

(1) 1407 North Fort Harrison, Suite F, Clearwater, Florida 33755 (2) Chateau de Barbereche, Switzerland 1783 Barbereche (3) c/o Loughran & Co., 38 Hertford Street, London, England W1J 7SG
(4) Ms. Fonner and Mr. Petersen each have sole investment and voting power with respect to the shares of Common Stock registered in their respective names.

       Ms. Fonner and Mr. Petersen acted as a group in connection with their purchase of a controlling interest in our company. While there are no written agreements that require Ms. Fonner and Mr. Petersen to act in concert, they intend to continue to their cooperation until we have negotiated and closed a suitable business combination.

       Since Ms. Fonner and Mr. Petersen collectively own 82.3% of our outstanding common stock, serve as our principal executive officers, and are the only members of our board of directors, they have the corporate authority and voting power to approve all future corporate actions without the consent of any other stockholders.

Plan of Operations

       Ms. Fonner and Mr. Petersen, acting as officers and directors of our company, intend to develop a plan to restructure our company as a "public shell" that will endeavor to implement a business combination with a suitable privately held company that has both business history and operating assets and wants to be publicly held. However, our officers and directors will not be able to develop a detailed restructuring plan for our company until we have:

o Prepared audited financial statements for the periods required by applicable SEC rules;

o Filed our delinquent Exchange Act reports for the periods required by SEC rules; and

o Distributed a proxy or information statement to our stockholders that complies with SEC Rules and contains detailed information on the restructuring plan, our future plan of operations and the risks associated with our future business activities.

       While a definitive restructuring plan does not yet exist, our officers and directors believe the plan is likely to include the following key structural elements:

o A reverse split of approximately 1 for 3,000 that will reduce the number of shares owned by a majority of our stockholders to a single share;

o A forward split of 100 for 1 that will ensure that each stockholder of record owns a round trading lot of at least 100 shares; and

o A voluntary surrender of shares by Ms. Fonner and Mr. Petersen that will reduce their combined voting and ownership interest to approximately 70% of outstanding shares.

       The following table illustrates the anticipated capital structure of our company and the relative voting and ownership interests of our principal classes of stockholders after the implementation of the planned restructuring.

                                                                               Shares                  Percent
        Stockholder Class                                                       Owned                 of Class
Sally A. Fonner                                                                360,000                  34.31%
John L. Petersen                                                               360,000                  34.31%
Ashley Bolt & Co. Limited                                                       99,400                   9.47%
Public Stockholders                                                            229,800                  21.90%
                                                                              --------                 -------

Total shares issued and outstanding                                          1,049,200                 100.00%
                                                                             =========                 =======

       The values in the foregoing table are not precise and may vary depending on the number of stockholders on the record date for the restructuring, the magnitude of the reverse split and the magnitude of the forward split.

       Holders of our common stock will not suffer any dilution of their economic interests or voting power in connection with the implementation of the restructuring. Nevertheless, beneficial owners who hold shares in a brokerage or other nominee account will not receive the same treatment as record owners who hold their shares in registered form. Under Delaware law, all beneficial owners who hold our shares in a "street name" account will be aggregated and treated as a single stockholder for purposes of the restructuring calculations. Accordingly, beneficial owners who have fewer than 3,000 shares will become odd-lot stockholders.

       The Depository Trust Company holds approximately 3,090,000 shares of our Common Stock in street name for the benefit of persons who have purchased our shares through brokerage firms and other nominees. We have no detailed information on the relative distribution of these shares among the various beneficial owners.

   IN ORDER TO MAXIMIZE THE POTENTIAL BENEFIT OF OUR PLANNED RESTRUCTURING,
           WE STRONGLY ENCOURAGE BENEFICIAL OWNERS WHO HOLD OUR SHARES
           IN BROKERAGE ACCOUNTS TO PROMPTLY REQUEST PHYSICAL DELIVERY
                       OF THEIR SHARES IN REGISTERED FORM.

Management Compensation

       We will incur a variety of direct operating expenses including the fees charged by our transfer agent and auditors, the costs of communicating with our stockholders and the costs of maintaining an information website for our stockholders and other interested parties. Our company will also be obligated to reimburse our officers and directors for the out-of-pocket expenses they incur on our behalf. There is no limit on the amount of allowable expense reimbursements and our board of directors will have the sole authority to review and approve of the reasonableness of such expenses.

       We will agree to pay substantial compensation to our officers and directors. Our agreements with our officers and directors will have initial terms of 18 months, provide for a fixed monthly compensation and provide for a lump sum bonus equal to any unearned compensation if we close a business combination before the expiration of the initial term. Our officers and directors have agreed to defer the bulk of their compensation until we close a business combination. Since Ms. Fonner and Mr. Petersen are principal stockholders, officers and directors of our company, the compensation arrangements summarized below present significant potential for conflicts of interest. Nevertheless, Ms. Fonner and Mr. Petersen believe the compensation arrangements are fair and reasonable in light of our limited resources, the speculative nature of our proposed activities and the fact that we will not be able to pay the deferred portion of the compensation unless we negotiate a business combination with a target that is willing to pay the accrued amounts.

       The following table summarizes the compensation we will agree to pay to Ms. Fonner, Mr. Petersen and their respective employees and affiliates.



                 Summary of Cash Compensation and Other Payments

                                                               Monthly           Annual         18 Month
                                                               Amount            Amount         Total (1)
Sally A. Fonner
  Administrative fees (2)(3)                                     $5,000          $60,000          $90,000
  Officer's and Directors' fees (5)                              $7,500          $90,000         $135,000
  Fees to employees (2)(5)                                       $2,500          $30,000          $45,000
  Out-of-pocket expenses                                         actual           actual           actual

John L. Petersen
  Officer's and Directors' fees (5)                              $7,500          $90,000         $135,000
  Legal fees for preparing delinquent SEC reports (3)                                             $80,000
  Legal fees for future SEC reports (5)                          $5,000          $60,000          $90,000
  Fees to relatives (4)(5)                                       $2,500          $30,000          $45,000
  Out-of-pocket expenses                                         actual           actual           actual
Totals                                                          $30,000         $360,000         $620,000

     (1) Assumes that we will require a period of 18 months to identify a target and close a business combination. (2) Stirling will provide all necessary office facilities and equipment, manage our day-to-day operations and manage our accounting and reporting functions. In addition, an employee of Stirling will be paid $2,500 per month for services rendered to our company.
     (3) We will pay up to 50% of Ms. Fonner's administrative fees and up to 50% of Mr. Petersen's legal fees for preparing our delinquent Exchange Act reports in cash. The balance of those fees will be accrued and carried as a deferred compensation liability until we close a business combination.
     (4) Mr. Petersen's wife, Rachel A. Fefer, will be paid $2,500 per month for serving as our corporate secretary. (5) All other fees payable to Ms. Fonner, Mr. Petersen and their respective employees, relatives and affiliates will be accrued and carried as a deferred compensation liability until we close a business combination.


       With the exception of their accrued compensation, Ms. Fonner, Mr. Petersen and their respective employees, relatives and affiliates will not receive any direct or indirect compensation from a target, or any officer, director, affiliate or associate of a target in connection with a business combination. We are, however, unlikely to enter into a business combination with a target that is unwilling to pay a significant portion of the deferred compensation liabilities. While a target may decide to retain Ms. Fonner, Mr. Petersen or their respective employees, relatives and affiliates to provide future services for the combined companies, Ms. Fonner, Mr. Petersen will not require a target to enter into such an agreement as condition of a proposed business combination.

Executive Officers and Directors

       Sally A. Fonner, age 54, is a principal stockholder of our company and has served as chief executive officer and a member of our board of directors since February 3, 2003. It is anticipated that Ms. Fonner will continue to serve as an officer and director for the foreseeable future. Ms. Fonner is not a full-time employee of our company and is not required to devote any specific amount of time to our business.

       Since December of 2000, Ms. Fonner has served as the president of Win or Lose Acquisition Corporation, a blank check company that was organized for the purpose of conducting a registered public offering of securities pursuant to SEC Rule 419 and subsequently engaging in a business combination with a private company that wants to become publicly held. Ms. Fonner also serves as the president and sole director of The Enchanted Village, Inc., positions she has held since June of 2002. Enchanted Village is an inactive and insolvent public company that is attempting to restructure its affairs and then pursue an acquisition strategy as a public shell.

       Ms. Fonner graduated from Stephens University in 1969 with a Bachelor of Arts in Social Systems. After a stint in the private sector, she returned to further her education and earned her MBA degree from the Executive Program of the University of Illinois in 1979. During the past five years Ms. Fonner has served as an officer and director and managed the business affairs of five other public shells that ultimately engaged in business combination transactions with privately held companies. The following table identifies the five public shells that were managed by Ms. Fonner during the last five years and provides summary information on the time periods for which she served as an officer and director.


     Company Name                            Term as an officer                  Term as a director

eNote.com, Inc.                           June 1998 to April 1999             June 1998 to November 1999
Telemetrix, Inc.                          July 1997 to April 1999             July 1997 to April 1999
Dupont Direct Financial Holdings, Inc.    June 1998 to April 1999             June 1998 to March 2000
Liberty Group Holdings, Inc.              March 1997 to November 1999         March 1997 to December 1999
Yifan Communications, Inc.                March 2000 to July 2000             March 2000 to March 2001


       Ms. Fonner is not an officer, director or principal stockholder of any other company with a class of securities registered under section 12 of the Exchange Act or subject to the requirements of section 15(d) thereof.

       John L. Petersen, age 51, is a principal stockholder of our company and has served as chief financial officer and a member of our board of directors since February 3, 2003. It is anticipated that Mr. Petersen will continue to serve as an officer and director for the foreseeable future. Mr. Petersen is not a full-time employee of our company and is not required to devote any specific amount of time to our business.

       Mr. Petersen has been principally engaged in the practice of law for 22 years and has been a resident of Barbereche, Switzerland since January 1998. He is a member of the Texas Bar Association and practices in the areas of securities and corporate law where he focuses on the needs of entrepreneurial companies. Since April 1999, Mr. Petersen has been a partner in the law firm of Petersen & Fefer, Barbereche, Switzerland. From January 1995 to April 1999, he was a self-employed solo practitioner in Houston, Texas and Barbereche, Switzerland. Mr. Petersen is a 1976 graduate of the College of Business Administration at Arizona State University and a 1979 graduate of the Notre Dame Law School. Mr. Petersen was admitted to the State Bar of Texas in May 1980 and received his license to practice as a Certified Public Accountant in March 1981.

       Mr. Petersen also serves as an officer and director of Win or Lose Acquisition Corporation, positions he has held since December of 2000. Mr. Petersen is not an officer, director or principal stockholder of any other company with a class of securities registered under section 12 of the Exchange Act or subject to the requirements of section 15(d) thereof.

ITEM 2.
ACQUISITION OR DISPOSITION OF ASSETS.

       Not Applicable

Item 3.
Bankruptcy or Receivership.

       Not Applicable

Item 4.
Changes in Registrant's Certifying Accountant.

       Not Applicable

Item 5.
Other Events AND REGULATION FD DISCLOSURE.

       Not Applicable

Item 6.
Resignations of REGISTRANT'S Directors.

       Not Applicable

ITEM 7.
Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

      2.1     Amended Plan of Reorganization for Debtors Under Chapter 11 of
              the United States Bankruptcy Code                              +

      2.2     Purchase and Sale Agreement dated January 23, 2003 between Ashley
              Bolt & Co. Limited, Sally A.Fonner and John L. Petersen       ++

      3.1 Amended and Restated Certificate of Incorporation of Tamboril Cigar Company dated February 13, 2001

      4.1 Convertible Debenture and Convertible Preferred Stock Purchase Agreement dated as of September 22, 1997 among Tamboril Cigar Company, Infinity Emerging Opportunities Limited, Summit Capital Limited and Glacier Capital Limited, together with all Schedules
              and Exhibits thereto                                          +++

      4.2     Form of 8% Convertible Debenture                              +++

      4.3     Certificate of Designation for Series B Preferred Stock       +++

+ Incorporated by reference from our Current Report on Form 8-K dated December 22, 2000. ++ Incorporated by reference from the Schedule 13D filed by Ms. Fonner and Mr. Petersen on January 23, 2003. +++ Incorporated by reference from our Current Report on Form 8-K dated September 23, 1997.

Item 8.
Change in Fiscal Year.

       Not Applicable

Item 9.
REGULATION FD DISCLOSURE.

       Not Applicable

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Tamboril Cigar Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAMBORIL CIGAR COMPANY
February 7, 2003

By:             /s/ Sally A. Fonner
   -----------------------------------------
    Sally A. Fonner, chief executive officer

By:            /s/ John L. Petersen
   -----------------------------------------
    John L. Petersen, chief financial officer